UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2013

HD SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35979	26-0486780
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 10, 2013, HD Supply Holdings, Inc. (the “Company” or “HD Supply”) issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the three and nine months ended November 3, 2013.

The information contained in Item 7.01 concerning the presentation to HD Supply investors is hereby incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2013 HD Supply announced that Evan Levitt, age 44, has been appointed to serve as Senior Vice President and Chief Financial Officer (“CFO”) of HD Supply effective December 11, 2013. The announcement of Mr. Levitt’s appointment as CFO is included in the press release announcing the Company’s financial results, attached hereto as Exhibit 99.1. Ron Domanico, the current CFO of HD Supply will resign from his position effective upon Mr. Levitt’s appointment. To enable the smooth transfer of responsibilities from Mr. Domanico to Mr. Levitt, Mr. Domanico will remain employed with HD Supply through April 17, 2014 to assist with the transition, at which time he will retire.

Upon appointment, Mr. Levitt will receive an annual base salary of $340,000, a target bonus of 60% of his base salary and a $1 million promotional equity grant that vests ratably over four years from the grant date.

Mr. Levitt has served as Vice President and Corporate Controller of HD Supply since 2007 when he joined the Company from The Home Depot, where he was the assistant controller and director of financial reporting from 2004 to 2007. Upon assuming his duties as CFO, Mr. Levitt will continue to serve as HD Supply’s principal accounting officer.

Upon his retirement, contingent upon execution of a release, non-competition and non-solicitation agreement, Mr. Domanico will receive one year of salary continuation, a $10,000 cash payment in lieu of benefits, and will retain his company car and cell phone.

Item 7.01.  Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain investors of HD Supply on December 10, 2013 and may be used by HD Supply in various other presentations to investors.  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2013 Third-Quarter Results,” dated December 10, 2013.

99.2	HD Supply presentation to investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013	HD SUPPLY HOLDINGS, INC.

	By:	/s/ Ricardo J. Nunez
Ricardo J. Nunez
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2013 Third-Quarter Results,” dated December 10, 2013.

99.2	HD Supply presentation to investors.